UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 16, 2010 (December 31, 2009)

PZENA INVESTMENT MANAGEMENT, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33761	20-8999751
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

120 West 45th Street, New York, New York	10036
(Address of Principal Executive Offices)	Zip Code

Registrant’s Telephone Number, Including Area Code:   (212) 355-1600

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act.

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 2.02	RESULTS OF OPERATION AND FINANCIAL CONDITION.

On February 16, 2010, Pzena Investment Management, Inc. (the “Company”) issued a press release reporting its financial results for the fourth quarter and full year 2009.  Copies of that press release and related attachments are furnished as Exhibit 99.1 to this Current Report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

	99.1	Press release, dated February 16, 2010, of Pzena Investment Management, Inc. relating to earnings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	February 16, 2010

PZENA INVESTMENT MANAGEMENT, INC.

		By:	/s/ Gregory S. Martin
			Name:	Gregory S. Martin
			Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press release, dated February 16, 2010, of Pzena Investment Management, Inc. relating to earnings.